SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2008


                          PRINCETON ACQUISITIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


       Colorado                        2-99174-D                   84-0991764
-----------------------------          ----------                 ------------
 (State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)               File Number)                 ID Number)


            2560 W. Main Street, Suite 200, Littleton, Colorado 80120
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 794-9450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
          Off-Balance Sheet Arrangement of a Registrant

On March 11, 2008, the Company entered into a Revolving Credit Agreement with Mathis Family Partners, Ltd. ("Mathis"), Lazzeri Family Trust ("Lazzeri"), whose Trustee, Robert Lazzeri, is an officer and director of the Corporation, Lazzeri Equity Partners 401K Plan ("LEP 401K"), whose Trustee, Robert Lazzeri, is an officer and director of the Corporation, La Mirage Trust ("La Mirage"), EARNCO M.P.P.P. ("EARNCO"), Blueridge Consultants, Inc. Profit Sharing Plan ("Blueridge") and Brasel Charitable Remainder Trust ("Brasel") (Mathis, Lazzeri, LEP 401K, La Mirage, EARNCO, Blueridge and Brasel, collectively, the "Lender"), to borrow up to $250,000, evidenced by an unsecured Revolving Loan Note dated March 11, 2008. All amounts borrowed pursuant to the Revolving Credit Agreement accrue interest at 7% per annum and all principal and accrued but unpaid interest is payable in full on demand of the Lender. The Revolving Credit Agreement does not obligate the Lender to make any loans but any loans made by the Lender to the Company, up to an outstanding principal balance of $250,000, will be subject to the terms of the Revolving Credit Agreement and the Revolving Loan Note. As part consideration for the foregoing credit facility, Mathis, Lazzeri, LEP 401K and EARNCO M.P.P.P. each received 187,500 shares of the Company's common stock and La Mirage, Blueridge and Brasel, collectively, received 375,000 shares of the Company's common stock.


Item 3.02 Unregistered Sales of Equity Securities

In connection with and as a loan fee for a credit facility provided to the Company, Mathis Family Partners, Ltd., the Lazzeri Family Trust, Lazzeri Equity Partners 401K Plan and EARNCO M.P.P.P. each received 187,500 shares of the Company's common stock and La Mirage Trust, Blueridge Consultants, Inc. Profit Sharing Plan and the Brasel Charitable Remainder Trust, collectively, received 375,000 shares of the Company's common stock.

We believe that the issuance of shares of the Company's Common Stock to the Lender in conjunction with the Loan will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of
Section 4(2). The recipients of the shares of Common Stock were current shareholders of the Company and were afforded an opportunity for effective access to files and records of our Company that contained the relevant information needed to make its investment decision. We reasonably believe that the recipients, immediately prior to their investment decision, had such knowledge and experience in our financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with our management on several occasions prior to their investment decision.



Item 9.01 Financial Statements and Exhibits

(a)Financial Statements: Not Applicable
(b) Pro Forma Financial Information: Not Applicable

Exhibit 99.1 Revolving Credit Agreement
Exhibit 99.2 Revolving Loan Note


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Princeton Acquisitions, Inc.


Date:  March 11, 2008            By:    /s/ Robert Lazzeri
                                        ---------------------------------------
                                        Robert Lazzeri, President







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